SUPPLEMENT for the State of California dated March 11, 2002 to
PROSPECTUS dated May 1, 2001 for
ELEMENTS® PLUS VARIABLE ANNUITY issued by
Protective Life Insurance Company

The following funds will become available May 1, 2002, subject to regulatory approval:

Lord Abbett Series Fund, Inc.       Growth and Income Portfolio
                                    Mid-Cap Value Portfolio
                                    Bond-Debenture Portfolio

The Expense Table on page 5 is amended by adding the following information relating to the period January 1 to December 31, 2001:

                                    Management         Other Fund      Total Annual
                                    (Advisory)        Expenses After   Fund Expenses
                                        Fees          Reimbursement  (after reimbursements)
                                   ----------------   -------------- ----------------------
Lord Abbett Series Fund, Inc.(8)
         Mid-Cap Value Portfolio. . . . .  0.75%           0.35%            1.10%
         Growth and Income Portfolio .     0.50%           0.47%            0.97%
         Bond-Debenture Portfolio . . . .  0.50%           0.35%            0.85%

(8) The Mid-Cap Value, Growth and Income and Bond-Debenture Portfolios have each established non-12b-1 service fee arrangements which are reflected under "Other
Fund Expenses." The information in the chart above relating to the Mid-Cap
Value and Bond-Debenture Portfolios has been restated to reflect the fees and expenses that will be applicable during 2002. For the year 2001, Lord, Abbett
& Co. ("Lord Abbett"), the investment adviser for the Mid-Cap Value and
Bond-Debenture Portfolios, voluntarily waived a portion of its management fees for the Portfolios and subsidized a portion of the Portfolios'expenses to the extent necessary to maintain the "Other Fund Expenses" of each Portfolio at an aggregate of 0.35% of its average daily net assets. Absent any waivers and reimbursements the total annual gross expenses for the Mid-Cap Value Portfolio would have been 1.20% for the year 2001. Absent any waivers and reimbursements the total annual gross expenses for the Bond-Debenture Portfolio would have been
0.33% on an unannualized basis for the period December 3, 2001 (commencement of operations) through December 31, 2001. For the year 2002, Lord Abbett does not intend to waive its management fees for the Mid-Cap Value and Bond-Debenture
Portfolios but has contractually agreed to continue to reimburse a portion of the Portfolios' expenses to the extent necessary to maintain the "Other Fund
Expenses" of each Portfolio at an aggregate of 0.35% of its average daily net assets.

The information on pages 16 and 19 is amended to include the funds identified in the chart above and the following Sub-Accounts where applicable: Lord Abbett Growth and Income; Lord Abbett Mid-Cap Value; and Lord Abbett Bond-Debenture. The information on page 20 is amended to include the Lord Abbett Series Fund, Inc., managed by Lord Abbett Investment Management.

The information on page 23 is amended by adding the following:

Lord Abbett Series Fund, Inc.

        Growth and Income Portfolio. This Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

        Mid-Cap Value Portfolio. The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

        Bond-Debenture Portfolio. The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.